UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934



 Date of Report (Date of earliest event reported): May 12, 1998 (May 7, 1998)




                             Imo Industries Inc.
            (Exact name of registrant as specified in its charter)




         Delaware                      1-9294                21-0733751
(State or other jurisdiction  (Commission File Number)     (IRS Employer
    of incorporation)                                   Identification Number)



             1009 Lenox Drive,
    Building Four West, Lawrenceville, NJ                     08648-0550
  (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code: (609) 896-7600



                                  Not Applicable
                       (Former name or former address,
                         if changed since last report)



Item 5.  Other Events.

In a press release dated May 7, 1998, the Registrant announced that holders of more than 51% of the outstanding principal amount of the Company's 11 3/4% Senior Subordinated Notes due 2006 consented to certain proposed amendments to the Indenture governing the Notes, pursuant to the Company's Consent Solicitation.

The information set forth in this Item 5 is qualified in its entirety by reference to the Registrant's press release announcing such information, which is filed herewith as an exhibit.


Item 7.  Financial Statements, Pro Forma Information and Exhibits.


      (c)  Exhibits


      99.1 Press release dated May 7, 1998, issued by the Registrant.





                                   SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          IMO INDUSTRIES INC.



Date: May 12, 1998                        By:   /s/ John A. Young
                                                -----------------
                                                  John A. Young
                                                  Chief Financial Officer